                                                                   Exhibit (10)

           Consent of Independent Registered Public Accounting Firm

The Board of Directors
Genworth Life and Annuity Insurance Company:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.

Our reports on the consolidated financial statements and schedules of Genworth Life and Annuity Insurance Company and subsidiary dated March 10, 2006 refer to a change in accounting for certain nontraditional long-duration contracts and for separate accounts in 2004.

/s/ KPMG LLP

Richmond, VA
April 19, 2006